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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        JANUARY 18, 2000
                                                 -------------------------------



                             COMPUCREDIT CORPORATION
             (Exact name of registrant as specified in its charter)

GEORGIA                    000-25751               58-2336689
(State or other            (Commission             (IRS Employer
jurisdiction of            File Number)            Identification No.)
incorporation)

ONE RAVINIA DRIVE, SUITE 500, ATLANTA, GEORGIA            30346
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code        (770) 206-6200
                                                  -----------------------------




                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

         On January 18, 2000, CompuCredit Corporation (the "Company") issued a press release announcing the filing of a registration statement with the Securities and Exchange Commission with respect to a follow-on offering by the Company. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Report.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  EXHIBITS.

             99.1     Press release dated January 18, 2000.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COMPUCREDIT CORPORATION

                                             Registrant

                                             By:  /s/ BRETT M. SAMSKY
                                                  ------------------------------
                                                  Brett M. Samsky
                                                  Chief Financial Officer

Date:  January 21, 2000


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                                  EXHIBIT INDEX

Exhibit

NUMBER            DESCRIPTION

99.1     Press release dated January 18, 2000.



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